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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 13, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)




           CANADA                      001-15503                    N/A
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.


         99.1     Press Release issued on August 13, 2004 by Workstream Inc.

Item 12. Results of Operations and Financial Condition.

         On August 13, 2004, Workstream Inc. issued a press release regarding its consolidated financial results for the fourth quarter and year end results ended May 31, 2004. The full text of such press release is furnished as Exhibit
99.1 to this report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORKSTREAM INC.



Dated:  August 17, 2004             By:  /s/ Michael Mullarkey
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                                         Name:   Michael Mullarkey
                                         Title:  Chief Executive Officer

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                                  Exhibit Index

Exhibit No.          Description
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99.1                 Press Release issued on August 13, 2004 by Workstream Inc.